                                                               Exhibit(a)(1)(H)




                          NOTICE OF GUARANTEED DELIVERY

                              TO TENDER OUTSTANDING
               5 3/4% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2002
                                       OF
                         AMERICAN RETIREMENT CORPORATION
  PURSUANT TO THE EXCHANGE OFFER AND AMENDED AND RESTATED OFFERING MEMORANDUM
                              DATED SEPTEMBER 12, 2002

         As set forth in the Amended and Restated Offering Memorandum dated September 12, 2002 (as the same may be amended or supplemented from time to time, the "Offering Memorandum"), of American Retirement Corporation (the "Company") under the caption "The Exchange Offer -- Procedures for Exchanging Old Convertible Debentures -- Guaranteed delivery" and in the revised Letter of Transmittal to tender all outstanding 5 3/4% Convertible Subordinated Debentures Due 2002 of the Company, this form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined below) if: (i) certificates for outstanding 5 3/4% Convertible Subordinated Debentures Due 2002 (the "Old Convertible Debentures") of the Company are not immediately available, (ii) time will not permit all required documents to reach the Exchange Agent (identified below) on or prior to the Expiration Date (as defined below), or (iii) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date. This form may be delivered by facsimile transmission, by registered or certified mail, by hand, or by overnight delivery service to the Exchange Agent (see "The Exchange Offer -- Procedures for Exchanging Old Convertible Debentures" in the Offering Memorandum).

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., EASTERN TIME, ON WEDNESDAY, SEPTEMBER 25, 2002 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS EXTENDED BY THE COMPANY.

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                         U.S. BANK NATIONAL ASSOCIATION

                By Mail:                   By Overnight Courier and Hand Delivery:            By Facsimile:

             U.S. Bank, N.A.                           U.S. Bank, N.A.                        (651) 244-1537
     180 East 5th Street, 4th Floor                    Bond Drop Window              (For Eligible Institutions Only)
           St. Paul, MN 55101                   180 East 5th Street, 4th Floor            Confirm by Telephone:
   Attn: Specialty Finance Group -                  St. Paul, MN 55101                      (651) 244-4512
              Dan Strantz                      Attn: Specialty Finance Group -
      (registered or certified mail                      Dan Strantz
              recommended)

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

         The undersigned hereby tenders to the Company, upon the terms and conditions set forth in the Offering Memorandum and in the revised Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the principal amount of Existing Debentures set forth below pursuant to the guaranteed delivery procedures described in the Offering Memorandum and in the Letter of Transmittal.

         The undersigned understands and acknowledges that the Exchange Offer will expire at 5:00 p.m., Eastern Time, on the Expiration Date.

         All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

                 DESCRIPTION OF OUTSTANDING DEBENTURES TENDERED

Certificate Number(s) (If Known) of
Existing Debentures or Account              Aggregate Principal                 Aggregate Principal
Number At the Book-Entry Facility           Amount Represented                  Amount Tendered*
-----------------------------------         -------------------                 -------------------

------------------------------               ----------------                    ---------------

------------------------------               ----------------                    ---------------

------------------------------               ----------------                    ---------------

                                             Total: _________                    Total: ________

*Must be in denominations of $1,000 principal amount and any integral multiple thereof.

                            PLEASE SIGN AND COMPLETE

Signature(s):_______________________      Name(s): _____________________________

Address:____________________________      Capacity (full title), if signing in a
                                          representative capacity: _____________
        ____________________________
                          (Zip Code)

Area Code and Telephone Number: ________________________________________________

Dated: _________________________          Taxpayer Identification or Social
                                          Security Number: _____________________

              THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED

                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEES)

The undersigned, being a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby guarantees (a) that the above named person(s) "own(s)" the Old Convertible Debentures tendered hereby within the meaning of Rule 14e-4 ("Rule 14e-4") under the Exchange Act, (b) that such tender of such Old Convertible Debentures complies with Rule 14e-4, and (c) to deliver to the Exchange Agent the certificates representing the Old Convertible Debentures tendered hereby or confirmation of book-entry transfer of such Old Convertible Debentures into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other required documents, within three New York Stock Exchange trading days after the Expiration Date.

Name of Firm: __________________________________________________________________

Address: _______________________________________________________________________

Area Code and Telephone No.: ___________________________________________________

Authorized Signature: __________________________________________________________

Name: __________________________________________________________________________

Title: _________________________________________________________________________

Dated: _________________________________________________________________________

NOTE: DO NOT SEND CERTIFICATES REPRESENTING OLD CONVERTIBLE DEBENTURES WITH THIS FORM. CERTIFICATES REPRESENTING OLD CONVERTIBLE DEBENTURES SHOULD BE SENT ONLY WITH A LETTER OF TRANSMITTAL.


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